SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       June 13, 2005
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                           (Date of earliest event reported)

                   Synthetic Fixed-Income Securities, Inc.
                                 On Behalf of

    STRATS(SM) Trust For Goldman Sachs Capital I Securities, Series 2005-1
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              (Exact Name of Registrant as Specified in Charter)

                                     333-111858-13
Delaware                                001-32527                52-2316399
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(State or Other                  (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                           28288
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        Other Events
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         On June 13, 2005, Synthetic Fixed-Income Securities, Inc. ("SFSI")
transferred $10,000,000 6.345% Capital Securities due February 15, 2034 (the "Underlying Securities"), issued by Goldman Sachs Capital I to the STRATS(SM) Trust For Goldman Sachs Capital I Securities, Series 2005-1 (the "Trust") established by SFSI, which issued 10,000 Floating Rate STRATS(SM) Certificates, Series 2005-1, issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of June 13, 2005 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Floating Rate Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated May 31, 2005 (the "Underwriting Agreement"), between SFSI, as depositor, and Wachovia, as the underwriter (the "Underwriter").

ITEM 9.01.        Financial Statements and Exhibits
                  ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
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     4.1               Series Supplement, dated as of June 13, 2005.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                      /s/  Jeremy Swinson
                                      ----------------------------------------
                                      Name:  Jeremy Swinson
                                      Title: Vice President

June 13, 2005

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INDEX TO EXHIBITS
    Exhibit No.                                      Description
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        4.1           Series Supplement, dated as of June 13, 2005.